Supplement to the
Fidelity Advisor® Leveraged Company Stock Fund
Class A, Class T, Class C, Class I and Class Z
September 29, 2016
Summary Prospectus

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Purchase and Sale of Shares

You may buy or sell Class A, Class T, Class C, Class I, and Class Z shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class Z shares are offered to (i) employee benefit plans investing through an intermediary, (ii) employee benefit plans not recordkept by Fidelity, and (iii) certain managed account programs. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program. Plan participants may purchase Class Z shares of the fund only if Class Z shares are eligible for sale and available through their plan. You may buy or sell shares by contacting your employee benefit plan.

Class I and Class Z eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C, Class I, or Class Z is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class T, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I or Class Z is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum - Class A, Class T, Class C, and Class I	$10,000
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

There is no purchase minimum for Class Z shares.

The fund may waive or lower purchase minimums in other circumstances.

ALSF-SUM-16-01 1.9880615.100	December 1, 2016